Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                    17
Distribution Date:                      14-Mar-97
Payment Date:                           17-Mar-97
Collection Period Beginning:            01-Feb-97
Collection Period Ending:               28-Feb-97
Note and Certificate Accrual Beginning: 18-Feb-97
Note and Certificate Accrual Ending:    17-Mar-97

BOND SUMMARY:
Beginning Class A Note Security Balance                     $481,220,744.29
Beginning Class B Note Security Balance                     $172,196,000.00
Beginning Certificate Security Balance                      $30,304,000.00
Beginning Overcollateralization Amount                      $50,369,327.87
Beginning Class A Adjusted Balance                          $481,220,744.29
Beginning Class B Adjusted Balance                          $172,196,000.00
Beginning Certficate  Adjusted Balance                      $30,304,000.00
Beginning Overcollateralization Amount                      $50,369,327.87
Ending Class A Note Security Balance                        $467,854,187.56
Ending Class B Note Security Balance                        $172,196,000.00
Ending Certificate Security Balance                         $30,304,000.00
Ending Overcollateralization Amount                         $50,522,263.30
Ending Class A Adjusted Balance                             $467,854,187.56
Ending Class B Adjusted Balance                             $172,196,000.00
Ending Certficate  Adjusted Balance                         $30,304,000.00
Ending Overcollateralization Amount                         $50,522,263.30
Class A Note Rate Capped at 13%                             5.661880%
Class B Note Rate Capped at 15%                             6.046880%
Certificate Rate Capped at 16%                              6.451880%
Class A Interest Due                                        $2,043,460.58
Class B Interest Due                                        $780,936.41
Certificate Yield  Due                                      $146,638.33
Class A Interest Paid                                       $2,043,460.58
Class B Interest Paid                                       $780,936.41
Certificate Yield Paid                                      $146,638.33
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                                      $13,366,556.73
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC plus Acclerated Principal Payments $152,935.43
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation (should equal $0.00)            ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of Month)
                                                             4.1281%
Designated Certificate / Certificate Security (Balance Beginning of Month)
                                                            1.003168%
Designated Certificate  - Beginning of Month                $304,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (iii) &
(vi)(c))                                                    $0.00
Designated Certificate  - End of Month                      $304,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (i)(c))
                                                            $1,471.03
Designated Certificateholder Accelerated Principal Payments - Beginning Balance
                                                $2,869,327.87
Accelerated Principal Payment (Sec. 3.05 (v))                $152,935.43
Payments to Holder of Designated Certificate in respect to Acc. Prin. (Sec. 3.05
(iv)                                                  $0.00
Designated Certificateholder Accelerated Principal Payments - Ending Balance
                                                            $3,022,263.30
Designated Certificateholder Holdback Amount (Beginning of Month)
                                                            $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (Sec. 3.05
(iv) &                                                      $0.00
Designated Certificateholder Holdback Amount (End of Month)  $47,500,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph following
(vii))                                                      $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                $730,002.13